                                                                   EXHIBIT 10(h)


================================================================================

                            FLOWERS INDUSTRIES, INC.

                                  $100,000,000

                     6.80% Senior Notes due January 5, 2008

                                   $20,000,000

                     6.99% Senior Notes due January 5, 2011

                                   $5,000,000

                     7.08% Senior Notes due January 5, 2016

                                    ---------

                             NOTE PURCHASE AGREEMENT

                                    ---------


                             Dated December 20, 1995

================================================================================

                                TABLE OF CONTENTS

Section                                                                                                         Page
-------                                                                                                         ----
1.       AUTHORIZATION OF NOTES.................................................................................  1

2.       SALE AND PURCHASE OF NOTES.............................................................................  2

3.       CLOSING................................................................................................  2

4.       CONDITIONS TO CLOSING..................................................................................  2
         4.1.       Representations and Warranties..............................................................  2
         4.2.       Performance; No Default.....................................................................  3
         4.3.       Compliance Certificates.....................................................................  3
         4.4.       Opinions of Counsel.........................................................................  3
         4.5.       Purchase Permitted By Applicable Law, etc...................................................  3
         4.6.       Sale of Other Notes.........................................................................  4
         4.7.       Payment of Special Counsel Fees.............................................................  4
         4.8.       Private Placement Number....................................................................  4
         4.9.       Changes in Corporate Structure..............................................................  4
         4.10.      Proceedings and Documents...................................................................  4

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................  4
         5.1.       Organization; Power and Authority...........................................................  5
         5.2.       Authorization, etc..........................................................................  5
         5.3.       Disclosure..................................................................................  5
         5.4.       Organization and Ownership of Shares of Subsidiaries........................................  5
         5.5.       Financial Statements........................................................................  6
         5.6.       Compliance with Laws, Other Instruments, etc................................................  6
         5.7.       Governmental Authorizations, etc............................................................  6
         5.8.       Litigation; Observance of Statutes and Orders...............................................  7
         5.9.       Taxes.......................................................................................  7
         5.10.      Title to Property; Leases...................................................................  7
         5.11.      Licenses, Permits, etc......................................................................  7
         5.12.      Compliance with ERISA.......................................................................  8
         5.13.      Private Offering by the Company.............................................................  8
         5.14.      Use of Proceeds; Margin Regulations.........................................................  9
         5.15.      Existing Indebtedness.......................................................................  9
         5.16.      Foreign Assets Control Regulations, etc.....................................................  9
         5.17.      Status under Certain Statutes............................................................... 10
         5.18.      Restrictive Agreements...................................................................... 10

6.       REPRESENTATIONS OF THE PURCHASER....................................................................... 10

         6.1.       Purchase for Investment..................................................................... 10
         6.2.       Source of Funds............................................................................. 10

7.       INFORMATION AS TO COMPANY.............................................................................. 12
         7.1.       Financial and Business Information.......................................................... 12
         7.2.       Officer's Certificate....................................................................... 15
         7.3.       Inspection.................................................................................. 15

8.       PREPAYMENT OF THE NOTES................................................................................ 16
         8.1.       Required Prepayments........................................................................ 16
         8.2.       Optional Prepayments with Make-Whole Amount................................................. 16
         8.3.       Allocation of Partial Prepayments........................................................... 17
         8.4.       Maturity; Surrender, etc.................................................................... 17
         8.5.       Purchase of Notes........................................................................... 17
         8.6.       Make-Whole Amount........................................................................... 17

9.       AFFIRMATIVE COVENANTS.................................................................................. 19
         9.1.       Compliance with Law......................................................................... 19
         9.2.       Insurance................................................................................... 19
         9.3.       Maintenance of Properties................................................................... 19
         9.4.       Payment of Taxes............................................................................ 20
         9.5.       Corporate Existence, etc.................................................................... 20

10.      NEGATIVE COVENANTS..................................................................................... 20
         10.1.      Transactions with Affiliates................................................................ 20
         10.2.      Merger, Consolidation, etc.................................................................. 20
         10.3.      Consolidated Total Debt..................................................................... 21
         10.4.      Restricted Payments......................................................................... 21
         10.5.      Subsidiary Borrowings....................................................................... 21
         10.6.      Mortgages and Liens......................................................................... 22
         10.7.      Sale of Assets.............................................................................. 23
         10.8.      Nature of Business.......................................................................... 23
         10.9       Restrictive Agreements...................................................................... 23

11.      EVENTS OF DEFAULT...................................................................................... 24

12.      REMEDIES ON DEFAULT, ETC............................................................................... 26
         12.1.      Acceleration................................................................................ 26
         12.2.      Other Remedies.............................................................................. 26
         12.3.      Rescission.................................................................................. 27
         12.4.      No Waivers or Election of Remedies, Expenses, etc........................................... 27

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.......................................................... 27

         13.1.      Registration of Notes....................................................................... 27
         13.2.      Transfer and Exchange of Notes.............................................................. 28
         13.3.      Replacement of Notes........................................................................ 28

14.      PAYMENTS ON NOTES...................................................................................... 29
         14.1.      Place of Payment............................................................................ 29
         14.2.      Home Office Payment......................................................................... 29

15.      EXPENSES, ETC.......................................................................................... 29
         15.1.      Transaction Expenses........................................................................ 29
         15.2.      Survival.................................................................................... 30

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE

         AGREEMENT.............................................................................................. 30

17.      AMENDMENT AND WAIVER................................................................................... 30
         17.1.      Requirements................................................................................ 30
         17.2.      Solicitation of Holders of Notes............................................................ 30
         17.3.      Binding Effect, etc......................................................................... 31
         17.4.      Notes held by Company, etc.................................................................. 31

18.      NOTICES................................................................................................ 31

19.      REPRODUCTION OF DOCUMENTS.............................................................................. 32

20.      CONFIDENTIAL INFORMATION............................................................................... 32

21.      SUBSTITUTION OF PURCHASER.............................................................................. 33

22.      MISCELLANEOUS.......................................................................................... 34
         22.1.      Successors and Assigns...................................................................... 34
         22.2.      Payments Due on Non-Business Days........................................................... 34
         22.3.      Severability................................................................................ 34
         22.4.      Construction................................................................................ 34
         22.5.      Counterparts................................................................................ 34
         22.6.      Governing Law............................................................................... 35

      SCHEDULE A                --   INFORMATION RELATING TO PURCHASERS OF NOTES
                                     DUE JANUARY 5, 2008

      SCHEDULE B                --   INFORMATION RELATING TO PURCHASERS OF NOTES
                                     DUE JANUARY 5, 2011

      SCHEDULE C          --   INFORMATION RELATING TO PURCHASERS OF
                               NOTES DUE JANUARY 5, 2016

      SCHEDULE D          --   DEFINED TERMS

      SCHEDULE 4.9        --   Changes in Corporate Structure

      SCHEDULE 5.3        --   Disclosure Materials

      SCHEDULE 5.4        --   Subsidiaries of the Company and
                               Ownership of Subsidiary Stock

      SCHEDULE 5.5        --   Financial Statements

      SCHEDULE 5.8        --   Certain Litigation

      SCHEDULE 5.11       --   Patents, etc.

      SCHEDULE 5.14       --   Use of Proceeds

      SCHEDULE 5.15       --   Existing Indebtedness

      EXHIBIT 1(A)        --   Form of 6.80% Senior Note due January 5, 2008

      EXHIBIT 1(B)        --   Form of 6.99% Senior Note due January 5, 2011

      EXHIBIT 1(C)        --   Form of 7.08% Senior Note due January 5, 2016

      EXHIBIT 4.4(a)      --   Form of Opinion of General Counsel of the Company

      EXHIBIT 4.4(b)      --   Form of Opinion of Special Counsel to the Company

      EXHIBIT 4.4(c)      --   Form of Opinion of Special Counsel
                               for the Purchasers

                     6.80% Senior Notes due January 5, 2008

                     6.99% Senior Notes due January 5, 2011

                     7.08% Senior Notes due January 5, 2016

                                                               December 20, 1995

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A, SCHEDULE B

AND SCHEDULE C:

Ladies and Gentlemen:

                  FLOWERS INDUSTRIES, INC., a Georgia corporation (the "COMPANY"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES.

                  The Company will authorize the issue and sale of $100,000,000 aggregate principal amount of its 6.80% Senior Notes due January 5, 2008, $20,000,000 aggregate principal amount of its 6.99% Senior Notes due January 5, 2011 and $5,000,000 aggregate principal amount of its 7.08% Senior Notes due January 5, 2016 (collectively, the "NOTES", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibits 1(A), 1(B) and 1(C), with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule D; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES.

                  Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A, Schedule B and Schedule C (the "OTHER PURCHASERS") and you and the Other Purchasers will purchase from the Company, at the Closing provided for in
Section 3, Notes in the principal amount specified opposite your name and the names of the respective Other Purchasers in Schedule A, Schedule B and/or Schedule C at the purchase price of 100% of the principal amount thereof. The obligations of you and the Other Purchasers hereunder are several and not joint obligations and you shall have no obligation and no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.       CLOSING.

                  The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Jones, Day, Reavis & Pogue, 3500 SunTrust Plaza, 303 Peachtree Street, N.E., Atlanta, Georgia 30308, at 10:00 a.m., Eastern Standard Time, at a closing on either December 20, 1995 or January 5, 1996 as specified opposite your name and the name of each Other Purchaser in Schedule A, Schedule B and Schedule C (as so set forth with respect to each Note Purchaser, the "Closing"). At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and regis tered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 6890-066623 at Wachovia Bank of North Carolina, N.A., Winston-Salem, North Carolina, ABA Routing #0531-0049-4, for further credit to Flowers Industries, Inc., Attn: Gay Winters. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

                  Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.     REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2.     PERFORMANCE; NO DEFAULT.

                  The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3.     COMPLIANCE CERTIFICATES.

                  (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2, 4.7, 4.8 and 4.9 have been fulfilled and certifying as to the sale of the Notes pursuant to Section 4.6 which on or prior to such date have been sold by the Company pursuant to the terms hereof.

                  (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

4.4.     OPINIONS OF COUNSEL.

                  You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Stephen R. Avera, Assistant General Counsel for the Company, covering the matters set forth in
Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request; (b) from Jones, Day, Reavis & Pogue, special counsel to the Company, covering the matters set forth in Exhibit 4.4(b) (and the Company hereby instructs its counsel to deliver such opinion to you); and (c) from Alston & Bird, your special counsel in connection with such transactions, substantially in the form set forth in
Exhibit 4.4(c) and covering such other matters incident to such transactions as you may reasonably request.

4.5.     PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

                  On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insur ance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.     SALE OF OTHER NOTES.

                  The Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A, Schedule B and Schedule C.

4.7.     PAYMENT OF SPECIAL COUNSEL FEES.

                  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements actually incurred by you in relation to your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8.     PRIVATE PLACEMENT NUMBER.

                  A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.9.     CHANGES IN CORPORATE STRUCTURE.

                  Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.    PROCEEDINGS AND DOCUMENTS.

                  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to you that:

5.1.     ORGANIZATION; POWER AND AUTHORITY.

                  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it pur ports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.     AUTHORIZATION, ETC.

                  This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.     DISCLOSURE.

                  The Company, through its agent, SunTrust Capital Markets, has delivered to you and each Other Purchaser a copy of a Private Placement Offering Memorandum, dated November 6, 1995, (the "MEMORANDUM"), relating to the transactions contemplated hereby. Except as dis closed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since July 1, 1995, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

5.4.     ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES.

                  (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Sub sidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Sub sidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

5.5.     FINANCIAL STATEMENTS.

                  The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

                  The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.     GOVERNMENTAL AUTHORIZATIONS, ETC.

                  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8.     LITIGATION; OBSERVANCE OF STATUTES AND ORDERS.

                  (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Company nor any Subsidiary is in default under any order, judg ment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.     TAXES.

                  The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assess ments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended June 30, 1990.

5.10.    TITLE TO PROPERTY; LEASES.

                  The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.    LICENSES, PERMITS, ETC.

                  Except as disclosed in Schedule 5.11, the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12.    COMPLIANCE WITH ERISA.

                  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA) which remains unpaid as of the date of this Agreement, and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $600,000 in the case of any single Plan and by more than $1,000,000 in the aggregate for all Plans. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

                  (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                  (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

                  (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)- (D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by you.

5.13.    PRIVATE OFFERING BY THE COMPANY.

                  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.    USE OF PROCEEDS; MARGIN REGULATIONS.

                  The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 3% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 3% of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation G.

5.15.    EXISTING INDEBTEDNESS.

                  Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of September 23, 1995, and all outstanding Indebtedness in excess of $1,000,000 in the aggregate, of the Company and its Subsidiaries incurred from September 23, 1995 to the date hereof, excluding any Indebtedness relating to borrowings or re-borrowings under any revolving line of credit disclosed on Schedule 5.15. Since September 23, 1995 there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary, and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $2,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.    FOREIGN ASSETS CONTROL REGULATIONS, ETC.

                  Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.    STATUS UNDER CERTAIN STATUTES.

                  Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

5.18.    RESTRICTIVE AGREEMENTS.

                  The Company is not a party to any agreement, indenture, lease or other document or instrument which, in any way, prohibits or restricts the right or ability of the Company to amend, supplement or otherwise modify the terms and provisions of this Agreement or any of the Notes.

6.       REPRESENTATIONS OF THE PURCHASER.

6.1.     PURCHASE FOR INVESTMENT.

                  You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provi sions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.     SOURCE OF FUNDS.

                  You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) if you are an insurance company and if the Source includes assets allocated to any separate account maintained by you, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such in vestment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

                  (g) the Source consists of funds from your "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) provided that there is no "employee benefit plan" (as defined in Section 3(3) of ERISA and Section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile, provided further that you are relying on the Company's representations set forth in Section 5.12(e) above in making such representation.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

7.1.     FINANCIAL AND BUSINESS INFORMATION.

                  The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                      (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                      (ii) consolidated statements of income, changes in
                  shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                      (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                      (ii) consolidated statements of income, changes in
                  shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (other than registration statements on Form S-8 or its equivalent) that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto (other than in connection with any employee benefit plan) filed by the Company or any Subsidiary with the Securities and Exchange Commission;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                      (i) with respect to any Plan, any reportable event, as defined in sec tion 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                      (ii) the taking by the PBGC of steps to institute, or the receipt of written notice by the PBGC of its intention to institute proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                      (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

                  (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

                  (g) Promptly after obtaining knowledge of any of the following, the Company will provide each Purchaser with written notice in reasonable detail of:

                      (i) any pending or threatened action against the Company or any of its Subsidiaries or any real property owned or operated by the Company or any of its Subsidiaries under any Environmental Law, if such pending or threatened action would result in a Material Adverse Effect;

                      (ii) any condition or occurrence on any real property owned or operated by the Company or any of its Subsidiaries that (x) results in noncompliance by the Company or any of its Subsidiaries with any Environmental Law or (y) could reasonably be anticipated to form the basis of a claim under any Environmental Law against the Company or any of its Subsidiaries or any such real property, if such condition or occurrence results in a Material Adverse Effect;

                      (iii) any condition or occurrence on any real property
                  owned or operated by the Company or any of its Subsidiaries that could reasonably be anticipated to cause such real property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Company or its Subsidiary, as the case may be, of its interest in such real property under any Environmental Law, if such condition or occurrence results in a Material Adverse Effect; and

                      (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any real property owned or operated by the Company or any of its Subsidiaries, if such taking results in a Material Adverse Effect.

                  (h) The Company will promptly (and in any event within five Business Day's after a Responsible Officer has knowledge thereof) give notice to each Purchaser of:

                      (i) any Material litigation or any proceeding before or by a Government Authority of the type described in Section 5.8; and

                      (ii) any circumstance that has had or reasonably threatens a Material Adverse Effect;

                      provided however, that in the case of both (i) and (ii)
                  above such litigation or proceeding or circumstance shall have been reasonably determined by the Company in and of itself to require public disclosure.

7.2.     OFFICER'S CERTIFICATE.

                  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) Covenant Compliance -- (i) the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 through
         Section 10.5, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); (ii) a statement that the Company was in compliance with the requirements of Sections 10.6 and
         10.7 during the quarterly or annual period covered by the statements then being furnished; and (iii) information relating to any sale, lease, transfer or other disposition of assets covered by the provisions of Section 10.7 hereof but only if such transaction requires the filing of Form 8-K with the Securities and Exchange Commission and in that case sending the holders of the Notes a copy of such Form 8-K contemporaneously with filing shall be deemed satisfactory notice as to
         Section 10.7; and

                  (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.     INSPECTION.

                  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.       PREPAYMENT OF THE NOTES.

8.1.     REQUIRED PREPAYMENTS.

         (a) On January 5, 2004 and on each July 5 and January 5 thereafter to and including July 5, 2007, the Company will prepay $11,111,100 principal amount of the Notes due January 5, 2008, and on January 5, 2008 shall make a final payment of the total amount then outstanding; (b) on January 5, 2011, the Company will pay $20,000,000 of principal amount of the Notes due on such maturity date (or such lesser principal amount as shall then be outstanding); and (c) on January 5, 2016, the Company will pay $5,000,000 of principal amount of the Notes due on such maturity date (or such lesser principal amount as shall then be outstanding), each at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or purchase of the Notes permitted by Section 8.5, the principal amount of each required prepayment of the Notes becoming due under this Section
8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

8.2.     OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

               The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $5,000,000, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment which date shall be a Business Day. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be due and payable on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.     ALLOCATION OF PARTIAL PREPAYMENTS.

                  In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.     MATURITY; SURRENDER, ETC.

                  In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount to be prepaid on each Note shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.     PURCHASE OF NOTES.

                  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of more than 66 2/3% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 15 Business Days from its receipt of such notice to accept such offer. At the expiration of such period, any holder not accepting such offer shall retain all Notes then held by it, and the terms of such retained Notes, including the scheduled amortization thereof, shall be unaffected by the declined offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.     MAKE-WHOLE AMOUNT.

                  The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.5% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for ac tively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, with respect to (i) or (ii), as the case may be, by (a) converting U.S. Treasury bill quotations to bond-equiva lent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding:

9.1.     COMPLIANCE WITH LAW.

                  The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certifi cates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.2.     INSURANCE.

                  The Company will and will cause each of its Subsidiaries to maintain insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.     MAINTENANCE OF PROPERTIES.

                  The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

9.4.     PAYMENT OF TAXES.

                  The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accor dance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

9.5.     CORPORATE EXISTENCE, ETC.

                  The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

10.      NEGATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding:

10.1.    TRANSACTIONS WITH AFFILIATES.

                  The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2.    MERGER, CONSOLIDATION, ETC.

                  The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

                  (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such successor corporation, (i) the Board of Directors of the Company shall have approved such consolidation, merger, conveyance, transfer or lease, and
         (ii) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, and the Notes; and

                  (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes. This
Section 10.2 shall not in any way be deemed to apply to any consolidation or merger, or conveyance, transfer or lease of substantially all the assets of, any Subsidiary of the Company with or into the Company (providing the Company is the survivor of such consolidation or merger, or the grantee or lessee of such conveyance, transfer or lease) or any other Subsidiary of the Company.

10.3.    CONSOLIDATED TOTAL DEBT.

                  The Company shall not allow at any time Consolidated Total Debt to exceed 65% of Total Capitalization.

10.4.    RESTRICTED PAYMENTS.

                  The Company shall not and shall not permit any Subsidiary to make a Restricted Payment unless the aggregate amount of such payments made after July 1, 1995 would not exceed the sum of (i) $140,000,000 plus (ii) 75% of cumulative Consolidated Net Income since July 1, 1995 (less 100% of Consolidated Net Income for such period if Consolidated Net Income is a loss) plus (iii) the net cash proceeds received by the Company from the issuance or sale of capital stock other than redeemable capital stock after the closing date and provided that no Default or Event of Default currently exists or no such payment would trigger a Default or Event of Default.

10.5.    SUBSIDIARY BORROWINGS.

                  The Company shall not permit any Subsidiary to become liable for any Indebtedness, whether secured or unsecured, except (a) such of the foregoing as is owed to the Company or another wholly-owned Subsidiary, (b) Indebtedness or obligations secured by Liens permitted by Section 10.6 hereof,
(c) Indebtedness or obligations of a Subsidiary outstanding at the time such Subsidiary becomes a Subsidiary, provided that (i) such Indebtedness shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary, and (ii) immediately after such Subsidiary becomes a Subsidiary, no Default or Event of Default shall exist, and provided further that such Indebtedness may not be extended, renewed, or refunded except as otherwise permitted by this Agreement, and (d) other Indebtedness not to exceed, when combined with the total of the Indebtedness secured by all Liens permitted by Section 10.6(j), without duplication, 30% of Consolidated Net Worth.

10.6.    MORTGAGES AND LIENS.

                  The Company shall not, without equally and ratably securing the Notes thereby, and shall not permit any Subsidiary to, create, assume or incur any Lien, except for:

                  (a)   Liens existing as of the date hereof and listed on
         Schedule 10.6;

                  (b) any Lien on any real or personal property acquired, constructed, renovated or improved by the Company after the date hereof to secure or provide for all or a portion of the purchase price of such property or a portion of the Indebtedness incurred in connection with such construction, renovation or improvement on such property, including principal and accrued or capitalized interest computed in accordance with GAAP, which Lien attaches concurrently with or within 12 months after such acquisition or the completion of such construction, renovation or improvement; provided, however, in no event may the amount of the Indebtedness secured by such Lien exceed the purchase price of such property or the cost of such construction, renovation or improvement (including accrued or capitalized interest thereon through the date of completion) computed in accordance with GAAP;

                  (c) Liens securing Indebtedness of the Company to any wholly-owned Subsidiary or of any wholly-owned Subsidiary to the Company or to any other wholly-owned Subsidiary;

                  (d) any Lien on any property of a Subsidiary existing at the time it becomes a Subsidiary or at the time it is merged or consolidated with or into the Company or a Subsidiary;

                  (e) Liens for taxes, assessments or governmental charges not then due and delinquent or the validity of which is being contested in good faith and for which an adequate reserve has been established in accordance with GAAP;

                  (f) Liens arising in connection with court proceedings securing a principal amount not in excess of 15% of the Total Assets of the Company and its Subsidiaries on a consolidated basis, provided the execution of such Liens is effectively stayed and such Liens are contested in good faith;

                  (g) Liens, pledges or deposits in connection with workers compensation, unemployment insurance, ERISA or social security requirements;

                  (h) Liens arising in or incidental to the ordinary course of its business, including (i) statutory liens of landlords, carriers, warehousemen, mechanics, materialmen or suppliers, (ii) zoning restrictions and easements, rights of way, licenses, covenants and other restrictions affecting the use of real property which do not materially impair the use or value of such real property, and (iii) deposits and/or liens to secure performance of bids, trade contracts, leases and statutory obligations;

                  (i) grants of security and rights of setoff in deposit or credit accounts, including demand, savings, passbook, share draft or like accounts, certificates of deposit, money market accounts, items held for collection or deposit, commercial paper, negotiable instruments and similar accounts and instruments held at banks or financial institutions to secure the payment or reimbursement under overdraft, acceptance and similar facilities and rights of setoff, banker's lien and other similar rights arising solely by operation of law;

                  (j) Liens incurred in connection with the borrowing of money not permitted by (b) through (i) above, provided that immediately thereafter the Indebtedness secured by Liens incurred pursuant to this subsection, when combined with the total of the Indebtedness permitted by Section 10.5(d), without duplication, would not exceed 30% of Consolidated Net Worth; and

                  (k) any Lien resulting from renewing, extending or refunding any Indebtedness or obligation permitted hereunder or any Lien permitted by Section 10.5, provided that the principal amount of the Indebtedness or other obligation secured thereby is not increased and the Lien is not extended to any other property.

10.7.    SALE OF ASSETS.

                  Neither the Company nor any of its Subsidiaries shall sell, lease, transfer or otherwise dispose of any assets during any single fiscal year having an aggregate book value greater than 15% of Total Assets of the Company and its Subsidiaries taken as a whole, measured as of the immediately preceding fiscal year end. Nothing in this Section shall be interpreted to restrict the Company's ability to dispose of (i) vehicles, (ii) delivery routes, (iii) assets obtained through acquisitions of businesses or assets on or after the date hereof, provided that proceeds of any such disposition shall be reinvested in the Company by reducing Indebtedness or by investing in operating assets, and
(iv) obsolete, under-performing or non-core assets, disposition of which, in management's judgment, would enhance the Company's operations and profitability.

10.8.    NATURE OF BUSINESS.

                  Neither the Company nor any Subsidiary shall engage in any business if, as a result, the general nature of the business then engaged in by the Company and its Subsidiaries, taken as a whole, would be materially changed.

10.9     RESTRICTIVE AGREEMENTS.

                  The Company will not enter into any agreement, indenture, lease or other document or instrument which, in any way, prohibits or restricts the right or ability of the Company to amend, supplement or otherwise modify the terms and provisions of this Agreement or any of the Notes.

11.      EVENTS OF DEFAULT.

                  An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in Section 10.2, 10.3, 10.4, 10.5, 10.7, 10.8 or 7.1(d); or

                  (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

                  (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or Make-Whole Amount or interest on any Indebtedness in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any document evidencing or relating to any Indebtedness in an aggregate principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

                  (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdic tion, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the ap pointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approv ing a petition for relief or reorganization or any other petition in bankruptcy or for liquida tion or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $20,000,000 are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, dis charged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Materially Adverse Effect.

As used in Section 11(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

12.1.    ACCELERATION.

                  (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

                  (c) If any other Event of Default has occurred and is continuing, any holder or holders of more than 66 2/3% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then out standing to be immediately due and payable.

                  Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) any Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide com pensation for the deprivation of such right under such circumstances.

12.2.    OTHER REMEDIES.

                  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.    RESCISSION.

                  At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 66 2/3% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.    NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

                  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.    REGISTRATION OF NOTES.

                  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.    TRANSFER AND EXCHANGE OF NOTES.

                  Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(A),
Exhibit 1(B) or Exhibit 1(C). Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2.

13.3.    REPLACEMENT OF NOTES.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum Net Worth of at least $5,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1.    PLACE OF PAYMENT.

                  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made to you and the Other Purchasers at your respective principal offices. The holder of a Note may at any time, by written notice to the Company as provided in
Section 18, change the place of payment of its Note(s).

14.2.    HOME OFFICE PAYMENT.

                  So long as you or your nominee shall be the holder of any Note, and not withstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, Schedule B or Schedule C, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most re cently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or sur render such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.      EXPENSES, ETC.

15.1.    TRANSACTION EXPENSES.

                  Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special outside counsel and, if reasonably required, local or other counsel) actually incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in con nection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.    SURVIVAL.

                  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agree ment and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1.    REQUIREMENTS.

                  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing and (b) no such amendment or waiver may, without the written consent of the Company and the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of princi pal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) a mend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.    SOLICITATION OF HOLDERS OF NOTES.

                  (a) Solicitation. The Company will provide each holder of the Notes (irre spective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security or inducement is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.    BINDING EFFECT, ETC.

                  Any amendment or waiver consented to as provided in this
Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.    NOTES HELD BY COMPANY, ETC.

                  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

                  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recog nized overnight delivery service (charges prepaid), or (b) by registered or certified mail with re turn receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, Schedule B or Schedule C, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at the address specified for such communications in Schedule A, Schedule B or Schedule C or at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of C. Martin Wood III, Senior Vice President and Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

                  For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the invest ment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

                  You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

22.1.    SUCCESSORS AND ASSIGNS.

                  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.    PAYMENTS DUE ON NON-BUSINESS DAYS.

                  Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.    SEVERABILITY.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdic tion shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.    CONSTRUCTION.

                  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.    COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6.    GOVERNING LAW.

                  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Georgia excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *


                  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                          Very truly yours,

                                          FLOWERS INDUSTRIES, INC.

                                          By:/s/ C. Martin Wood III
                                             -----------------------------------
                                             C. Martin Wood III
                                             Senior Vice President and
                                             Chief Financial Officer

The foregoing is hereby
agreed to as of the
date thereof.

ALLIED LIFE INSURANCE COMPANY

By: Lincoln Investment Management, Inc., its
    Attorney-In-Fact

By: /s/  David C. Patch
    -------------------------------------------
     Name:  David C. Patch
     Title:  Vice President

THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY

By: Lincoln Investment Management, Inc., its
    Attorney-in-fact

By: /s/  David C. Patch
    -------------------------------------------
    Name:  David C. Patch
    Title:  Vice President

LINCOLN-SECURITY LIFE INSURANCE COMPANY

By: Lincoln Investment Management, Inc., its
    Attorney-in-Fact

By: /s/  David C. Patch
    -------------------------------------------
    Name:  David C. Patch
    Title:  Vice President

SECURITY-CONNECTICUT LIFE INSURANCE
COMPANY

By: Lincoln Investment Management, Inc.,
    its Attorney-in-Fact

By: /s/  David C. Patch
    -------------------------------------------
    Name:  David C. Patch
    Title:  Vice President

AMERICAN GENERAL LIFE INSURANCE COMPANY


By:/s/  Julia S. Tucker
    -------------------------------------------
   Name:  Julia S. Tucker
   Title:  Investment Officer

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY


By:/s/  Julia S. Tucker
    -------------------------------------------
   Name:  Julia S. Tucker
   Title:  Investment Officer


CUNA MUTUAL INSURANCE SOCIETY
By: Century Investment Management Co.


By:/s/  Donald Heltner
    -------------------------------------------
   Name:  Donald Heltner
   Title:  Vice President


EMPLOYERS LIFE INSURANCE COMPANY
OF WAUSAU


By:/s/  James W. Pruden
    -------------------------------------------
   Name:  James W. Pruden
   Title:  Attorney-in-fact


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By:/s/  Bruce E. Gaudette
    -------------------------------------------
   Name:  Bruce E. Gaudette
   Title:  Vice President

METROPOLITAN LIFE INSURANCE COMPANY


By:/s/  Michael J. Koeg
   -------------------------------------------------
   Name:  Michael J. Koeg
   Title:


METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY


By:
   -------------------------------------------------
   Name:  Bill Megevick
   Title:


NATIONWIDE LIFE INSURANCE COMPANY

By:/s/  Michael D. Groseclose
   -------------------------------------------------
   Name:  Michael D. Groseclose
   Title:  Associate Vice President
           Corporate Fixed-Income Securities


NATIONWIDE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT OH


By:/s/  Michael D. Groseclose
   -------------------------------------------------
   Name:  Michael D. Groseclose
   Title:  Associate Vice President
           Corporate Fixed-Income Securities


UNITED OF OMAHA LIFE INSURANCE
COMPANY


By:/s/  Marvin D. Andersen
   -------------------------------------------------
   Name:  Marvin D. Andersen
   Title:  First Vice President

                                                                    SCHEDULE A-1

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of          Closing
Name and Address of Purchaser                                 Notes to be Purchased         Date
-----------------------------                                 ---------------------        -------
ALLIED LIFE INSURANCE COMPANY "A"                                  $1,000,000              12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Harris Trust & Savings, Chicago, IL
                  ABA #1: 071 000 288
                  Attention: Trust Collections
                  DDA Account #: 109-211-3
                           Further credit: Allied Life "A"
                           Account No.: 23-97588
                  with sufficient information to identify
                  the source and application of such funds

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:

                  Harris Trust & Savings
                  111 W. Monroe Street; Chicago, IL 60690
                  Attn: Private Placements
                  For Acct: See above account name

  (3)             All other communications:

                  Lincoln Investment Management, Inc.
                  200 East Berry St.; Renaissance Square
                  Fort Wayne, IN 46802
                  Attn: Investments/Private Placements

                                  Schedule A-1

                                                                    SCHEDULE A-2


                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of      Closing
Name and Address of Purchaser                                 Notes to be Purchased     Date
-----------------------------                                 ---------------------    -------
ALLIED LIFE INSURANCE COMPANY "B"                                  $1,000,000           12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Harris Trust & Savings, Chicago, IL
                  ABA #1: 071 000 288
                  Attention: Trust Collections
                  DDA Account #: 109-211-3
                           Further credit: Allied Life "B"
                           Account No.: 23-97589
                  with sufficient information to identify
                  the source and application of such funds

  (2) All notices of payments and written confirmations of such wire transfers:

                  Harris Trust & Savings
                  111 W. Monroe Street; Chicago, IL 60690
                  Attn: Private Placements
                  For Acct: See above account name

  (3)             All other communications:

                  Lincoln Investment Management, Inc.
                  200 East Berry St.; Renaissance Square

                  Fort Wayne, IN 46802
                  Attn: Investments/Private Placements

  (4)             Nominee: Harny & Co

                                  Schedule A-2

                                                                    SCHEDULE A-3



                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008


         Closing                                           Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------
          Date
         -----
CUNA MUTUAL INSURANCE SOCIETY                                     $5,000,000
         1/5/96

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  The Chase Manhattan Bank, NA
                  ABA 021000021
                  A/C = 900-9-002206
                  A/C = 473-63300
                  BNF = Funds Pending-DNI/ABS
                  BBK = Chase Manhattan Bank/SSTO

                  with sufficient information
                  to identify the source and
                  application of such funds.

  (2)             All notices of payments and written
                  confirmations of such wire transfers:

                  CUNA Mutual Group
                  Attn: Investment Accounting, GG-12
                  P.O. Box 391, Madison, WI 53701

  (3)             All other communications:
                  CUNA Mutual Group, Securities Mgmt. Dept.
                  5910 Mineral Point Road, Madison WI 53705
                  Attn: Private Placements
                  Fax # (608) 238-2316

  (4)             Nominee:  Atwell & Co.


                                  Schedule A-3

                                                                    SCHEDULE A-4

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
EMPLOYERS LIFE INSURANCE COMPANY
OF WAUSAU                                                          $5,000,000            1/5/96

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Morgan Guaranty Trust Company of NY
                  ABA #021-000-238 JOURNAL #999-99-024
                  F/A/O Employers Life Custody A/C #50135
                  Attn: Custody Service Dept.
                  PPN# 343496 A@ 4
                  Security Descrip: 6.80% Senior Notes
                  due January 5, 2008

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:

                  Employers Life Insurance Company of Wausau
                  2000 Westwood Drive,  Wausau WI 54401

  (3)             All other communications:

                  Employers Life Insurance Company of Wausau
                  One Nationwide Plaza (1-33-07)
                  Columbus, OH 43215-2220
                  Attn: Corporate Fixed-Income Securities


                                  Schedule A-4

                                                                    SCHEDULE A-5

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY (GAN)                                                    $1,000,000              12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Bankers Trust Company, New York, NY
                  ABA # 021001033
                  Private Placement Processing
                  Account #: 99-911-145
                    Further credit: The Lincoln National
                      Life Insurance Company (GAN)
                  Custody Account No.: 98152
                    (On Wire Ref: Sec Name/Rate/Mat/
                    PPN/P=S / I=S)

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:
                    Bankers Trust Company
                    Attn: Private Placement Unit
                    P. O. Box 998; Bowling Green Station
                    New York, NY  10274

  (3)             All other communications:
                    Lincoln Investment Management, Inc.
                    200 East Berry Street; Renaissance Square
                    Fort Wayne, IN  46802
                    Attention: Investments/Private Placements


                                  Schedule A-5

                                                                    SCHEDULE A-6

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY (IOB)                                                   $1,000,000               12/20/95

  (1)             All payments by wire transfer of
                  immediately available funds to:

                  Bankers Trust Company, New York, NY
                  ABA # 021001033
                  Private Placement Processing
                  Account #: 99-911-145
                    Further credit: The Lincoln National
                      Life Insurance Company (IOB)
                  Custody Account No.: 98201
                    (On Wire Ref: Sec Name/Rate/Mat/
                    PPN/P=S / I=S)

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:
                    Bankers Trust Company
                    Attn: Private Placement Unit
                    P. O. Box 998; Bowling Green Station
                    New York, NY  10274

  (3)             All other communications:
                    Lincoln Investment Management, Inc.
                    200 East Berry Street; Renaissance Square
                    Fort Wayne, IN  46802
                    Attention: Investments/Private Placements


                                  Schedule A-6

                                                                    SCHEDULE A-7

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY (CRP)                                                    $1,000,000                12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Bankers Trust Company, New York, NY
                  ABA # 021001033
                  Private Placement Processing
                  Account #: 99-911-145
                    Further credit: The Lincoln National
                      Life Insurance Company (CRP)
                  Custody Account No.: 98231
                    (On Wire Ref: Sec Name/Rate/Mat/
                    PPN/P=S / I=S)

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:
                    Bankers Trust Company
                    Attn: Private Placement Unit
                    P. O. Box 998; Bowling Green Station
                    New York, NY  10274

  (3)             All other communications:
                    Lincoln Investment Management, Inc.
                    200 East Berry Street; Renaissance Square
                    Fort Wayne, IN  46802
                    Attention: Investments/Private Placements


                                  Schedule A-7

                                                                   SCHEDULE A-8

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY (IND)                                                        $3,000,000          12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Bankers Trust Company, New York, NY
                  ABA # 021001033
                  Private Placement Processing
                  Account #: 99-911-145
                    Further credit: The Lincoln National
                      Life Insurance Company (IND)
                  Custody Account No.: 98126
                    (On Wire Ref: Sec Name/Rate/Mat/
                    PPN/P=S / I=S)

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:

                    Bankers Trust Company
                    Attn: Private Placement Unit
                    P. O. Box 998; Bowling Green Station
                    New York, NY  10274

  (3)             All other communications:

                    Lincoln Investment Management, Inc.
                    200 East Berry Street; Renaissance Square
                    Fort Wayne, IN  46802
                    Attention: Investments/Private Placements


                                  Schedule A-8

                                                                   SCHEDULE A-9

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------      ----
THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY (IDP)                                                       $3,000,000           12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Bankers Trust Company, New York, NY
                  ABA # 021001033
                  Private Placement Processing
                  Account #: 99-911-145
                    Further credit: The Lincoln National
                      Life Insurance Company (IDP)
                  Custody Account No.: 98131
                    (On Wire Ref: Sec Name/Rate/Mat/
                    PPN/P=S / I=S)

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:

                    Bankers Trust Company
                    Attn: Private Placement Unit
                    P. O. Box 998; Bowling Green Station
                    New York, NY  10274

  (3)             All other communications:
                    Lincoln Investment Management, Inc.
                    200 East Berry Street; Renaissance Square
                    Fort Wayne, IN  46802
                    Attention: Investments/Private Placements


                                  Schedule A-9

                                                                   SCHEDULE A-10

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY (IAL)                                                    $7,000,000              12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Bankers Trust Company, New York, NY
                  ABA # 021001033
                  Private Placement Processing
                  Account #: 99-911-145
                    Further credit: The Lincoln National
                      Life Insurance Company (IAL)
                    Account No.: 98194
                    (On Wire Ref: Sec Name/Rate/Mat/
                    PPN/P=S / I=S)

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:

                    Bankers Trust Company
                    Attn: Private Placement Unit
                    P. O. Box 998; Bowling Green Station
                    New York, NY  10274

  (3)             All other communications:

                    Lincoln Investment Management, Inc.
                    200 East Berry Street; Renaissance Square
                    Fort Wayne, IN  46802
                    Attention: Investments/Private Placements


                                  Schedule A-10

                                                                   SCHEDULE A-11

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008


                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
LINCOLN-SECURITY LIFE INSURANCE
COMPANY                                                            $1,000,000           12/20/95

  (1)             All payments by wire transfer
                  of immediately available funds to:
                  Chase Manhattan Bank, N.A., New York, NY
                  ABA #: 021000021
                  Lincoln-Security Life
                    Ins. Co. (New York) (Universal)
                  For Account No.:G04847
                  (Ref: Sec. Name/Rate/Maturity/
                   PPN/P=S/I=S)

  (2)             All notices of payments and written
                  confirmations of such wire transfers:
                  Lincoln-Security Life Insurance
                  Company (New York)
                  c/o Security-Connecticut Life
                  Insurance Company
                  20 Security Drive
                  Avon, CT  06002
                  Att:  Jodi Dean

  (3)             All other communications:
                  Lincoln Investment Management, Inc.
                  200 East Berry Street: Renaissance Square
                  Fort Wayne, IN  46802
                  Att:  Investments/Private Placements


                                  Schedule A-11

                                                                   SCHEDULE A-12

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY                                                           $7,000,000            12/20/95

  (1)             All payments by wire transfer of
                  immediately available funds to:

                  Chase Manhattan Bank, N.A.
                  4 Chase MetroTech Center
                  New York, NY  10081
                  ABA # 021000021
                  For MassMutual IFM Traditional
                  Account No. 910-1388131
                  Re: 6.80% Senior Notes due Jan. 5, 2008
                  with sufficient information
                  to identify the source and
                  application of such funds.

  (2)             All notices of payments and written
                  confirmations of such wire transfers:
                  Massachusetts Mutual Life Insurance Company
                  Securities Custody and Collection Dept.
                  (413) 744-3878

  (3)             All other communications:
                  Massachusetts Mutual Life Insurance Company
                  1295 State Street
                  Springfield, MA  01111
                  Attn:  Securities Investment Division (General)
                  Securities Custody and Collection
                  Department, F381 (Payment and Corporate
                    Action Notices)


                                  Schedule A-12

                                                                   SCHEDULE A-13

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY                                                           $3,000,000           12/20/95

  (1)             All payments by wire transfer of
                  immediately available funds to:

                  Chase Manhattan Bank, N.A.
                  4 Chase MetroTech Center
                  New York, NY  10081
                  ABA # 021000021
                  For IFM Non-Traditional
                  Account No. 910-2509073
                  Re: 6.80% Senior Notes due Jan. 5, 2008
                  with sufficient information
                  to identify the source and
                  application of such funds.

  (2)             All notices of payments and written
                  confirmations of such wire transfers:
                  Massachusetts Mutual Life Insurance Company
                  Securities Custody and Collection Dept.
                  (413) 744-3878

  (3)             All other communications:
                  Massachusetts Mutual Life Insurance Company
                  1295 State Street
                  Springfield, MA  01111
                  Attn:  Securities Investment Division (General)
                  Securities Custody and Collection
                  Department, F381 (Payment and Corporate
                    Action Notices)


                                  Schedule A-13

                                                                   SCHEDULE A-14

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
METROPOLITAN LIFE INSURANCE
COMPANY                                                             $20,000,000          12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  The Chase Manhattan Bank, N.A.
                  Metropolitan Branch
                  33 East 23rd Street, New York, NY 10010
                  ABA #.: 021000021
                  Account No.: 002-2-410591

                  with sufficient information
                  to identify the source and
                  application of such funds and PPN.

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:

                  Metropolitan Life Insurance Company
                  One Madison Avenue
                  New York, NY  10021
                  Attn:  Treasurer
                  Telecopy No. 212-578-3910

  (3)             All other communications:
                  Metropolitan Life Insurance Company
                  One Madison Avenue
                  New York, NY  10021
                  Att:  Treasurer


                                  Schedule A-14

                                                                   SCHEDULE A-15

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
METROPOLITAN PROPERTY AND
CASUALTY INSURANCE COMPANY                                         $10,000,000           12/20/95

  (1)    All payments by wire transfer of
         immediately available funds to:
         The Chase Manhattan Bank, N.A.
         Metropolitan Branch
         33 East 23rd Street, New York, NY 10010
         ABA No.: 021000021
         Account #: 002-1-025432
         with sufficient information to identify
         the source and application of such funds and PPN.

  (2)    All notices of payments and written
         confirmations of such wire transfers:
         Metropolitan Property and Casualty
           Insurance Company
         700 Quaker Lane
         Warwick, Rhode Island 02886
         Attn:  Treasurer

  (3)    All other communications:
         Metropolitan Property and Casualty
           Insurance Company
         700 Quaker Lane, Warwick, Rhode Island 02886
         Attn:  Treasurer
         Telecopy No.: 212-578-3910
         (c/o Metropolitan Life Insurance Company
         with a copy to:
         Metropolitan Life Insurance Company
         One Madison Avenue
         New York, NY  10021


                                  Schedule A-15

                                                                   SCHEDULE A-16

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
NATIONWIDE LIFE INSURANCE
COMPANY                                                             $19,000,000          1/5/96

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Morgan Guaranty Trust Company of New York
                  ABA #021-000-238
                  Journal #999-99-024
                  F/A/O Nationwide Life Insurance
                    Company Custody A/C #71615
                  Attn: Custody Service Dept.
                  PPN #313496 A@ 4
                  Security Descrip:  6.80% Senior Notes
                    due January 5, 2008

  (2)             All notices of payments and
                  written confirmations of such
                  wire transfers:

                  Nationwide Life Insurance Company
                  One Nationwide Plaza (1-32-09)
                  Columbus, Ohio 43215-2220
                  Att:  Corporate Money Management

  (3)             All other communications:

                  Nationwide Life Insurance Company
                  One Nationwide Plaza (1-33-07)
                  Columbus, Ohio 43215-2220
                  Att:  Corporate Fixed-Income Securities


                                  Schedule A-16

                                                                   SCHEDULE A-17

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
NATIONWIDE LIFE INSURANCE
COMPANY SEPARATE ACCOUNT OH                                        $1,000,000            1/5/96

  (1)             All payments by wire transfer of
                  immediately available funds to:
                  Morgan Guaranty Trust Company of New York
                  ABA #021-000-238
                  Journal #999-99-024
                  F/A/O Nationwide Life Insurance Company
                  Separate Acct. OH Custody A/C #74605
                  Attn:  Custody Service Dept.
                  PPN# 343496
                  6.80% Senior Note Due January 5, 2008 with sufficient information to identify the source and application of such funds.

  (2)             All notices of payments and written
                  confirmations of such wire transfers:
                  Nationwide Life Insurance Company
                    Separate Account OH
                  One Nationwide Plaza (1-32-09)
                  Columbus, Ohio 43115-2220
                  Att:  Corporate Money Management

  (3)             All other communications:
                  Nationwide Life Insurance Company
                    Separate Account OH
                  One Nationwide Plaze (1-33-07)
                  Columbus, Ohio 43215-2220
                  Att:  Corporate Fixed-Income Securities


                                  Schedule A-17

                                                                   SCHEDULE A-18

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
SECURITY-CONNECTICUT LIFE
INSURANCE COMPANY                                                    $1,000,000          12/20/95

  (1)             All payments by wire trans-
                  fer of immediately available
                  funds to:

                  Shawmut Bank Connecticut, N.A.
                  777 Main Street, Hartford, CT  06115
                  ABA Routing #:  011900445
                  For Acct of: Sec-Conn Life (Univ Life)
                  Account #: 0156196
                  (Ref: Security/Rate/Maturity/PPN/P=S/I=S)

  (2)             All notices of payments and written
                  confirmations of such wire transfers:

                  Security-Connecticut Life Insurance Company
                  20 Security Drive
                  Avon, CT  06001
                  Att:  Jodi Dean

  (3)             All other communications:

                  Lincoln Investment Management, Inc.
                  200 East Berry Street, Renaissance Square
                  Fort Wayne, IN  46802
                  Att:  Investment/Private Placements


                                  Schedule A-18

                                                                   SCHEDULE A-19

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2008

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                                                 $10,000,000           1/5/96

  (1)    All payments by wire transfer of immediately
         available funds to:
         ABA #011000028
         State Street Bank and Trust Company
         Boston, MA  02101
         Re:  The Variable Annuity Life
           Insurance Company
         AC-0125-821-9
         OBI=PPN # and description of payment, Fund Number
         PA 54 with sufficient information to identify the
         source and application of such funds.
  (2)    All notices of payments and written
         confirmations of such wire transfers:
         The Variable Annuity Life Insurance
          Company and PA 54
         c/o State Street Bank and Trust Company
         Insurance Services Custody (AH2)
         1776 Heritage Drive
         North Quincy, MA  02171
         Facsimile Number: (6;17) 985-4923
  (3)    All other communications:
         The Variable Annuity Life Insurance Company
         c/o American General Corporation
         Att:  Investment Research Dept., A37-01
         P. O. Box 3247
         Houston, Texas 77253-3247
         Overnight Mail Address:  2929 Allen Parkway
                             Houston, TX 77019-2155
         Facsimile No. (713) 831-1366


                                  Schedule A-19

                                                                    SCHEDULE B-1

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2011

                                                                   Principal Amount of       Closing
Name and Address of Purchaser                                      Notes to be Purchased      Date
-----------------------------                                      ---------------------     -------
AMERICAN GENERAL LIFE INSURANCE
COMPANY                                                                 $2,000,000            1/5/96

  (1)             All payments by wire transfer of
                  immediately available funds to:
                  ABA #011000028
                  State Street Bank and Trust Company
                  Boston, MA  02101
                  Re:  American General Life Insurance
                  Company AC-0125-880-5
                  OBI=PPN # and description of payment Fund
                  Number PA40 with sufficient information
                  to identify the source and application of
                  such funds.
  (2)             All notices of payments and written
                  confirmations of such wire transfers:
                  American General Life Insurance
                    Company and PA 40
                  c/o State Street Bank and Trust Company
                  Insurance Services Custody (AH2)
                  1776 Heritage Drive
                  North Quincy, MA  02171
                  Facsimile Number: (617) 985-4923
  (3)             All other communications:
                  American General Life Insurance Company
                  c/o American General Corporation
                  Attn:  Investment Research Dept. A37-01
                  P. O. Box 3247, Houston, Texas 77253-3247
                  Overnight Mail Address:2929 Allen Parkway
                                         Houston, TX  77019-2155
                  Facsimile Number: (713) 831-1366


                                  Schedule B-1

                                                                    SCHEDULE B-2

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2011

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                                                 $18,000,000             1/5/96

  (1)    All payments by wire transfer of
         immediately available funds to:
         ABA #011000028
         State Street Bank and Trust Company
         Boston, MA  02101
         Re:  The Variable Annuity Life Insurancy Company
         AC-0125-821-9
         OBI=PPN # and description of payment Fund Number
         PA 54 with sufficient information to identify the
         source and application of such funds.

  (2)    All notices of payments and written
         confirmations of such wire transfers:
         The Variable Annuity Life Insurance
           Company and PA 54
         c/o State Street Bank and Trust Company
         Insurance Services Custody (AH2)
         1776 Heritage Drive
         North Quincy, MA  02171
         Facsimile Number:  (617) 985-4923

  (3)    All other communications:
         The Variable Annuity Life Insurance Company
         c/o American General Corporation
         Attn:  Investment Research Dept. A37-01
         P. O. Box 3247, Houston, Texas  72253-3247
         Overnight Mail Address:  2929 Allen Parkway
                             Houston, TX 77019-2155
         Facsimile No.: (713) 831-1366


                                  Schedule B-2

                                                                    SCHEDULE C-1

                       INFORMATION RELATING TO PURCHASERS
                          OF NOTES DUE JANUARY 5, 2016

                                                              Principal Amount of       Closing
Name and Address of Purchaser                                 Notes to be Purchased      Date
-----------------------------                                 ---------------------     -------
UNITED OF OMAHA LIFE
INSURANCE COMPANY                                                $5,000,000              12/20/95

  (1)             All payments by wire transfer of
                  immediately available funds to:

                  FirsTier Bank - Omaha
                  17th & Farnam Street
                  Omaha, NE 68102
                  ABA # 1040-00029
                  Account # 144-7-076

                  with sufficient information
                  to identify the source and
                  application of such funds.

  (2)             All notices of payments and written
                  confirmations of such wire transfers:

                  United of Omaha Life Insurance Company
                  Att:  Investment Division/
                        Securities Accounting
                  Mutual of Omaha Plaza
                  Omaha, NE  68175-0001

  (3)             All other communications:

                  United of Omaha Life Insurance Company
                  Att:  Investment Division/
                        Securities Accounting
                  Mutual of Omaha Plaza
                  Omaha, NE  68175-0001

  (4)             Nominee:  Harny & Co


                                  Schedule C-1

                                                                      SCHEDULE D

                                  DEFINED TERMS

                  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "AFFILIATE" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

                  "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Atlanta, Georgia are required or authorized to be closed.

                  "CAPITALIZED LEASE" means any lease which is required to be capitalized on the balance sheet of the lessee pursuant to GAAP but shall exclude any lease which at the time of its incurrence was an operating lease for purposes of GAAP as in effect at such time.

                  "CLOSING" is defined in Section 3.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "COMPANY" means Flowers Industries, Inc., a Georgia corporation.

                  "CONFIDENTIAL INFORMATION" is defined in Section 20.

                  "CONSOLIDATED NET INCOME" shall mean the net income and net losses of the Company and its Subsidiaries on a consolidated basis as defined according to GAAP after excluding the sum of (i) any undistributed net income of a Subsidiary to the extent that a distribution is prohibited by agreement, judgment or regulation, (ii) extraordinary gains or losses,

                                   Schedule D

                                                                      SCHEDULE D

and (iii) the earnings (or losses) of any Person acquired prior to the date of its consolidation into the Company.

                  "CONSOLIDATED NET WORTH" means the Net Worth of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED TOTAL DEBT" means the aggregate of all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding, however, any Convertible Redeemable Capital Stock or Convertible Subordinated Debt if the current market value of an equity security into which such Convertible Redeemable Capital Stock or Convertible Subordinated Debt is convertible is greater than the conversion price for such security.

                  "CONVERTIBLE REDEEMABLE CAPITAL STOCK" shall mean any capital stock that by its terms (or by the terms of any agreement by which or equity security into which it is convertible or for which it is exchangeable or any other agreement) or upon the happening of any event matures or is or will become mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or is exchangeable for or convertible into an equity security of the Company.

                  "CONVERTIBLE SUBORDINATED DEBT" means any Indebtedness of the Company (i) which is and remains subordinated in right of payment to the obligations of the Company on the Notes and (ii) which by its terms is exchangeable for or convertible into an equity security of the Company.

                  "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                  "DEFAULT RATE" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank, N.A. in New York, New York as its "base" or "prime" rate.

                  "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but

                                   Schedule D

                                                                      SCHEDULE D

not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

                  "EVENT OF DEFAULT" is defined in Section 11.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "GOVERNMENTAL AUTHORITY"  means

                  (a)      the government of

                           (i) the United States of America or any State or other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or adminis trative functions of, or pertaining to, any such government.

                  "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                                   Schedule D

                                                                      SCHEDULE D

                  (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such Indebt edness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                  (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                  "HAZARDOUS MATERIALS" shall mean, collectively, any polychlorinated biphenyls, petroleum or petroleum derived substance, friable asbestos, and any toxic or otherwise hazardous waste, material or substance, including, without limitation, all substances with respect to which liability or standards of conduct may be imposed pursuant to any Environmental Law.

                  "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

                  "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                                   Schedule D

                                                                      SCHEDULE D

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capitalized Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) Swaps of such Person; and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

                  "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                  "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                  "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

                  "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries

                                   Schedule D

                                                                      SCHEDULE D

taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

                  "MEMORANDUM" is defined in Section 5.3.

                  "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "NET WORTH" of any Person means the Total Assets of such Person less all liabilities of such Person which would be shown as liabilities on a balance sheet of such Person as of such time prepared in accordance with GAAP.

                  "NOTES" is defined in Section 1.

                  "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

                  "OTHER PURCHASERS" is defined in Section 2.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "PERSON" means an individual, corporation, limited liability company, association, partnership, trust, joint venture, unincorporated organization, or a government or agency or political subdivision thereof.

                  "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or were required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

                  "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

                                   Schedule D

                                                                      SCHEDULE D

                  "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

                  "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

                  "REQUIRED HOLDERS" means, at any time, the holders of at least 66 2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Com pany or any of its Affiliates).

                  "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

                  "RESTRICTED PAYMENT" means any dividend, distribution or payment in respect of the capital stock of the Company or any Subsidiary, whether in cash or property (other than of capital stock or other equity interests of a Subsidiary owned legally and beneficially by the Company or another Subsidiary), including, without limitation, any distribution resulting in the acquisition by the Company of securities which would constitute treasury stock. If a Restricted Payment is made with property other than cash, such property shall be valued at the greater of its book value or its fair market value, in either case determined as of the time such payment is made.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

                  "SIGNIFICANT SUBSIDIARY" means at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the Closing) of the Company.

                  "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and

                                   Schedule D

                                                                      SCHEDULE D

does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Sub sidiary" is a reference to a Subsidiary of the Company.

                  "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

                  "TOTAL ASSETS" means, with respect to any Person at any time, the total assets of such Person as set forth or reflected on the most recent consolidated balance sheet of such Person, prepared in accordance with GAAP.

                  "TOTAL CAPITALIZATION" means the sum of (i) Consolidated Total Debt and (ii) Consolidated Net Worth.

                  "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                   Schedule D

                                                                    EXHIBIT 1(A)

                                 [FORM OF NOTE]

                            FLOWERS INDUSTRIES, INC.

                      6.80% SENIOR NOTE DUE JANUARY 5, 2008

No. [_____]                                                              [Date]
$[_______]                                                           PPN 343496

                  FOR VALUE RECEIVED, the undersigned, FLOWERS INDUSTRIES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Georgia, hereby promises to pay to[______________________], or registered assigns, the principal sum of[___________________________] DOLLARS on January 5, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.80% per annum from the date hereof, payable semiannually, on the 5th day of January and July in each year, commencing with the earlier to occur of the January 5 or the July 5 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.80% or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the holder of this Note, at the address for payment indicated on Schedule A attached to the Note Purchase Agreement referred to below, or at such other place as the holder of this Note shall have designated by written notice to the Company as provided in the Note Purchase Agreement referred to below.

                  This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated December 20, 1995 (as from time to time amended, the "Note Purchase Agreement"), by and among the Company and the respective

                                  Exhibit 1(A)

Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

                  This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional pre payment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

                  This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Georgia.

                                          FLOWERS INDUSTRIES, INC.

                                          By
                                            -------------------------
                                            C. Martin Wood III
                                            Senior Vice President and
                                            Chief Financial Officer

                                        2

                                  Exhibit 1(A)

                                                                    EXHIBIT 1(B)


                                 [FORM OF NOTE]

                            FLOWERS INDUSTRIES, INC.

                      6.99% SENIOR NOTE DUE JANUARY 5, 2011

No. [_____]                                                               [Date]
$[_______]                                                            PPN 343496

                  FOR VALUE RECEIVED, the undersigned, FLOWERS INDUSTRIES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Georgia, hereby promises to pay to[______________________], or registered assigns, the principal sum of [__________________________] DOLLARS on January 5, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.99% per annum from the date hereof, payable semiannually on the 5th day of January and July in each year, commencing with the earlier to occur of the January 5 or the July 5 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make- Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.99% or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the holder of this Note, at the address for payment indicated on Schedule B attached to the Note Purchase Agreement referred to below, or at such other place as the holder of this Note shall have designated by written notice to the Company as provided in the Note Purchase Agreement referred to below.

                  This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreements, dated December 20, 1995 (as from time to time amended, the "Note Purchase Agreement"), by and among the Company and the respective

                                        1

                                  Exhibit 1(B)

Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

                  This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional pre payment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

                  This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Georgia.

                              FLOWERS INDUSTRIES, INC.

                              By
                                 -------------------------
                                 C. Martin Wood III
                                 Senior Vice President and
                                 Chief Financial Officer



                                        2

                                  Exhibit 1(B)

                                                                    EXHIBIT 1(C)


                                 [FORM OF NOTE]


                            FLOWERS INDUSTRIES, INC.

                      7.08% SENIOR NOTE DUE JANUARY 5, 2016

No. [_____]                                                               [Date]
$[_______]                                                            PPN 343496

                  FOR VALUE RECEIVED, the undersigned, FLOWERS INDUSTRIES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Georgia, hereby promises to pay to [_____________________], or registered assigns, the principal sum of [__________________________] DOLLARS on January 5, 2016, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.08% per annum from the date hereof, payable semiannually on the 5th day of January and July in each year, commencing with the earlier to occur of the January 5 or the July 5 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make- Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.08% or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank from time to time in New York, New York as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the holder of this Note at the address for payment indicated on Schedule C attached to the Note Purchase Agreement referred to below, or at such other place as the holder of this note shall have designated by written notice to the Company as provided in the Note Purchase Agreement referred to below.

                  This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant that certain Note Purchase Agreement, dated as of December 20, 1995 (as from time to time amended, the "Note Purchase Agreement"), the Company and the respective Purchasers

                                  Exhibit 1(C)
named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

                  This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional pre payment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

                  This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Georgia.

                            FLOWERS INDUSTRIES, INC.


                            By
                               -------------------------
                               C. Martin Wood III
                               Senior Vice President and
                               Chief Financial Officer

                                  Exhibit 1(C)

                                                                  EXHIBIT 4.4(a)

           FORM OF OPINION OF ASSISTANT GENERAL COUNSEL OF THE COMPANY

                            Matters To Be Covered In
               Opinion of Assistant General Counsel To the Company


            1. Each of the Company and its Significant Subsidiaries being duly incorpo rated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

            2. Each of the Company and its Significant Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

            3. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

            4. No conflicts with charter documents, laws or other material agreements.

            5. All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

            6. No litigation questioning validity of documents.



                                 Exhibit 4.4(a)

                                                                  EXHIBIT 4.4(b)


                FORM OF OPINION OF SPECIAL COUNSEL OF THE COMPANY

                            Matters To Be Covered In
                    Opinion of Special Counsel To the Company

            1. Based upon certain representations, the Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

            2. No violation of Regulations G, T or X of the Federal Reserve
Board.

            3. Company not an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.

            4. Enforceability of all documents.


                                 Exhibit 4.4(b)

                                                                  EXHIBIT 4.4(c)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

                    [TO BE PROVIDED ON A CASE BY CASE BASIS]



                                 Exhibit 4.4(c)

                   SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

         THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT made this 12th day of March, 1998, by and among Flowers Industries, Inc., a Georgia corporation (the "Company") and each of the holders (the "Holders") of the Notes (as defined in that certain Note Purchase Agreement dated December 20, 1995 by and among the Company and each of the Purchasers (the "Note Purchase Agreement"). Capitalized terms not otherwise defined in this Second Amendment to Note Purchase Agreement shall have the meaning given them in the Note Purchase Agreement;

                              W I T N E S S E T H:

         WHEREAS, the Company and the Holders have entered into the Note Purchase Agreement;

         WHEREAS, the parties hereto amended the Note Purchase Agreement to amend the ratio of Consolidated Total Debt to Total Capitalization;

         WHEREAS, the parties hereto desire to amend the Note Purchase Agreement to (i) exclude Keebler Foods Company, a Delaware corporation, and its subsidiaries ("Keebler") from the definition of Subsidiary, (ii) define the nature of permitted investments in Keebler and (iii) define the minimum consolidated net worth of the Company;

         WHEREAS, pursuant to Section 17.1 of the Note Purchase Agreement, the Note Purchase Agreement may be amended with the written consent of the Company and the Required Holders;

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, agreements, representations, warranties and covenants hereinafter set forth, and the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby specifically agreed to and acknowledged, the Note Purchase Agreement is hereby amended as follows:

         1. Section 10.1 of the Note Purchase Agreement is hereby amended by adding at the end of said section a new sentence, reading as follows:

            "Solely for the purposes of this Section 10.1 and notwithstanding any contrary provision in this Agreement, Keebler shall be deemed to be a Subsidiary of the Company."

         2. The Note Purchase Agreement is hereby amended by adding a new section 10.10 immediately following Section 10.9 of the Note Purchase Agreement, reading as follows:

         "10.10            INVESTMENT IN KEEBLER.

            Neither the Company nor any of its Subsidiaries shall make any Investment in Keebler except for Permitted Keebler Investments."

         3. The Note Purchase Agreement is hereby amended by adding a new section 10.11 immediately following Section 10.10 of the Note Purchase Agreement, reading as follows:

         "10.11            MINIMUM CONSOLIDATED NET WORTH

         The Consolidated Net Worth of the Company will at no time be less than:

         (A) prior to the date of the first public issuance of capital stock of the Company (other than in connection with any employee benefit plan) occurring after the date hereof (the "Next Public Offering"), the greater of (i) 85% of Consolidated Net Worth as of the end of the fiscal quarter of the Company ending September 20, 1997, plus the sum of (x) 50% of the cumulative net proceeds of capital stock received during any period after the date hereof, plus (y) 50% of any equity resulting from a conversion of Indebtedness during any period after the date hereof, less (z) any amount of equity repurchased during any period after the date hereof, calculated quarterly at the end of each fiscal quarter of the Company; and (ii) $200,000,000; and

         (B) from and after the date of the Next Public Offering, the greater of
(i) 85% of Consolidated Net Worth as of the end of the fiscal quarter of the Company most recently ended, adjusted to give effect on a proforma basis to the Next Public Offering, plus the sum of (x) 50% of the cumulative net proceeds of capital stock received during any period after the Next Public Offering, plus
(y) 50% of any equity resulting from a conversion of Indebtedness during any period after the Next Public Offering, less (z) any amount of equity repurchased during any period after the Next Public Offering, calculated quarterly at the end of each fiscal quarter of the Company; and (ii) $450,000,000.

         4. Section 11(c) of the Note Purchase Agreement is hereby amended by replacing the phrase "10.8 or 7.1(d)" with the phrase "10.8, 10.10, 10.11 or 7.1(d)".

         5. Schedule D of the Note Purchase Agreement is hereby amended by adding a new definition of Investment immediately following the definition of Institutional Investor, reading as follows:

            "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, guaranty or assumption of any obligation of such Person or otherwise."

         6. Schedule D of the Note Purchase Agreement is hereby amended by adding a new definition of Permitted Keebler Investments immediately following the definition of PBGC, reading as follows:

             "Permitted Keebler Investments" means: (i) the Keebler Acquisition; and (ii) provided that the Keebler Acquisition has been consummated, additional shares of common capital stock in Keebler Foods Company, a Delaware corporation ("Keebler") acquired from time to time (a) from third parties in the open market, (b) from Bermore, Limited and Artal Luxembourg S.A. in private transactions, (c) from management of Keebler in private transactions and/or (d) from Keebler as part of an offering of stock by Keebler (whether public or private), but in the case of this clause (d), only to the extent necessary for the Company to maintain ownership of at least 51% of the common capital stock of Keebler, on a fully diluted basis."

         7. The definition of "Subsidiary" in Schedule D of the Note Purchase Agreement is hereby amended by adding at the end of said definition a new sentence, reading as follows:

             "Notwithstanding any provision (other than Section 10.1) in this Agreement to the contrary, Subsidiary shall not include an Unrestricted Subsidiary."

         8. Schedule D of the Note Purchase Agreement is hereby amended by adding a new definition of Unrestricted Subsidiary immediately following the definition of Total Capitalization, reading as follows:

             ""Unrestricted Subsidiary" means Keebler and its subsidiaries, immediately following the acquisition by the Company from Artal Luxembourg S.A. and Bermore Limited a sufficient number of shares of common capital stock of Keebler, such that the Company will own approximately 51% of the common capital stock of Keebler, on a fully diluted basis (the "Keebler Acquisition"), and thereafter for so long as Keebler is a Subsidiary and "Unrestricted Subsidiaries" means, collectively, Keebler and its Subsidiaries."

         9. Except to the extent expressly amended herein, all terms and conditions of the Note Purchase Agreement are hereby affirmed and shall remain in full force and effect.

         10. The Company hereby represents to the Holders that as of the date hereof no Default or Event of Default exists under the Note Purchase Agreement.

         11. This Second Amendment to Note Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each party hereto has executed or caused this Second Amendment to Note Purchase Agreement to be executed on its behalf, all on the day and year first above written.

                                    FLOWERS INDUSTRIES, INC.
                                    "Company"

                                    By:  /s/  C.M. Wood III
                                         -------------------------------------
                                         Name:  C.M. Wood III
                                         Title: Senior Vice President

                               SCHEDULE OF HOLDERS

ALLIED LIFE INSURANCE COMPANY
By:      Lincoln Investment Management, Inc.,
         Its Attorney-In-Fact

       By:  /s/  J. Steven Staggs
            ------------------------------------
            Name:  J. Steven Staggs
            Title:  Vice President


THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY


By:    Lincoln Investment Management, Inc., its
       Attorney-in-fact

       By:  /s/  J. Steven Staggs
            ------------------------------------
            Name:  J. Steven Staggs
            Title:  Vice President


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK successor by merger to LINCOLN-SECURITY LIFE INSURANCE COMPANY


       By:  /s/  James V. Wittich
            ------------------------------------
            Name:  James V. Wittich
            Title:  Vice President, Investments


SECURITY-CONNECTICUT LIFE INSURANCE
COMPANY


       By:  /s/  James V. Wittich
            ------------------------------------
            Name:  James V. Wittich
            Title:  Assistant Treasurer

AMERICAN GENERAL LIFE INSURANCE
COMPANY and THE VARIABLE ANNUITY
LIFE INSURANCE COMPANY

By:    /s/  Peter V. Tuters
       -----------------------------------------
       Name:  Peter V. Tuters
       Title: Vice President and
              Chief Investment Officer


CUNA MUTUAL INSURANCE SOCIETY
By:    CIMCO Inc.


       By:    /s/  Mark Prusha
              ----------------------------------
              Name:  Mark Prusha
              Title:  Senior Investment Officer

EMPLOYERS LIFE INSURANCE COMPANY
OF WAUSAU


By:    /s/  Charles S. Bath
       -----------------------------------------
       Name:  Charles S. Bath
       Title:  Attorney-in-Fact


MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY


By:    /s/  Lawrence D. Stillman
       -----------------------------------------
       Name:  Lawrence D. Stillman
       Title:  Managing Director

METROPOLITAN LIFE INSURANCE COMPANY


By:    /s/  Gerald P. Marcus
       -----------------------------------
       Name:  Gerald P. Marcus
       Title:  Director

METROPOLITAN PROPERTY AND CASUALTY
INSURANCE COMPANY

By:    /s/  James A. Wiviott
       -----------------------------------
       Name:  James A. Wiviott
       Title:  Authorized Signatory


NATIONWIDE LIFE INSURANCE COMPANY

By:    /s/  Charles S. Bath
       -----------------------------------
       Name:  Charles S. Bath
       Title:  Vice President
                Equity Securities

NATIONWIDE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT OH

By:    /s/  Charles S. Bath
       -----------------------------------
       Name:  Charles S. Bath
       Title:  Vice President
                Equity Services

UNITED OF OMAHA LIFE INSURANCE
COMPANY

By:    /s/  Curtis R. Caldwell
       -----------------------------------
       Name:  Curtis R. Caldwell
       Title:  First Vice President

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT made this 23rd day of January, 1998, by and among Flowers Industries, Inc., a Georgia corporation (the "Company") and each of the holders (the "Holders") of the Notes (as defined in that certain Note Purchase Agreement dated December 20, 1995 by and among the Company and each of the Purchasers (the "Note Purchase Agreement"). Capitalized terms not otherwise defined in this First Amendment to Note Purchase Agreement shall have the meaning given them in the Note Purchase Agreement;

                              W I T N E S S E T H:

         WHEREAS, the Company and the Holders have entered into the Note Purchase Agreement;

         WHEREAS, the parties hereto desire to amend the Note Purchase Agreement to amend the ratio of Consolidated Total Debt to Total Capitalization;

         WHEREAS, pursuant to Section 17.1 of the Note Purchase Agreement, the Note Purchase Agreement may be amended with the written consent of the Company and the Required Holders;

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, agreements, representations, warranties and covenants hereinafter set forth, and the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby specifically agreed to and acknowledged, the Note Purchase Agreement is hereby amended as follows:

         1. Section 10.3 of the Note Purchase Agreement is hereby amended by deleting from such Section "65%" and substituting in lieu thereof "75%".

         2. The foregoing amendment shall remain in effect until the earlier of
(i) the closing of a public offering of common stock by the Company or (ii) December 31, 1998.

         3. Except to the extent expressly amended herein, all terms and conditions of the Note Purchase Agreement are hereby affirmed and shall remain in full force and effect.

         4. The Company hereby represents to the Holders that as of the date hereof no Default or Event of Default exists under the Note Purchase Agreement;

         5. This First Amendment to Note Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each party hereto has executed or caused this First Amendment to Note Purchase Agreement to be executed on its behalf, all on the day and year first above written.

                                    FLOWERS INDUSTRIES, INC.
                                    "Company"

                                    By:    /s/ C. M. Wood III
                                           ------------------------------------
                                           Name: C. M. Wood III
                                           Title: Senior Vice President

                               SCHEDULE OF HOLDERS

ALLIED LIFE INSURANCE COMPANY


By:    Lincoln Investment Management, Inc.,
       Its Attorney-In-Fact


       By:    /s/ J. Steven Staggs
              ----------------------------------
              Name: J. Steven Staggs
              Title: Vice President


THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY

By:    Lincoln Investment Management, Inc., its
       Attorney-in-fact

       By:    /s/ J. Steven Staggs
              ----------------------------------
              Name: J. Steven Staggs
              Title: Vice President


LINCOLN-SECURITY LIFE INSURANCE COMPANY
By:    Lincoln Investment Management, Inc., its
       Attorney-in-Fact

       By:    /s/ James V. Wittich
              ----------------------------------
              Name: James V. Wittich
              Title: Vice President, Investments


SECURITY-CONNECTICUT LIFE INSURANCE
COMPANY

By:    Lincoln Investment Management, Inc.,
       its Attorney-in-Fact

       By:    /s/ James V. Wittich
              ----------------------------------
              Name: James V. Wittich
              Title: Assistant Treasurer

AMERICAN GENERAL LIFE INSURANCE
COMPANY and THE VARIABLE ANNUITY
LIFE INSURANCE COMPANY

By:    /s/ Julia S. Tucker
       ----------------------------------------------------
       Name: Julia S. Tucker
       Title: Investment Officer

CUNA MUTUAL INSURANCE SOCIETY

By:    CIMCO INC.

       By:    /s/ Donald Heltner
              ---------------------------------------------
              Name: Donald Heltner
              Title: Vice President

EMPLOYERS LIFE INSURANCE COMPANY
OF WAUSAU


By:    /s/ Edwin P. McCausland, Jr.
       ----------------------------------------------------
       Name: Edwin P. McCausland, Jr.
       Title: Vice President, Fixed-Income Securities


MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY


By:    /s/ Walter T. Dwyer
       ----------------------------------------------------
       Name: Walter T. Dwyer
       Title: Managing Director

METROPOLITAN LIFE INSURANCE COMPANY

By:    /s/ Gerald P. Marcus
       ----------------------------------------------------
       Name: Gerald P. Marcus
       Title:  Director


METROPOLITAN PROPERTY AND CASUALTY
INSURANCE COMPANY


By:    /s/ James A. Wiviott
       ----------------------------------------------------
       Name:  James A. Wiviott
       Title:  Authorized Signatory


NATIONWIDE LIFE INSURANCE COMPANY


By:    /s/ Edwin P. McCausland, Jr.
       ----------------------------------------------------
       Name: Edwin P. McCausland, Jr.
       Title:  Vice President, Fixed-Income Securities


NATIONWIDE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT OH


By:    /s/ Edwin P. McCausland, Jr.
       ----------------------------------------------------
       Name: Edwin P. McCausland, Jr.
       Title: Vice President, Fixed-Income Securities


UNITED OF OMAHA LIFE INSURANCE
COMPANY


By:    /s/ Curtis R. Caldwell
       ----------------------------------------------------
       Name: Curtis R. Caldwell
       Title: First Vice President